UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2116 South 17th Street

Mattoon, Illinois 61938

(Address of Principal Executive Offices) (Zip Code)

(217) 235-3311

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $0.01 par value	CNSL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2022, the Board of Directors (the “Board”) of Consolidated Communications Holdings, Inc. (the “Company”) increased its size from seven to eight members, and the Board appointed Marissa Solis as a member of the Board.

Ms. Solis will be entitled to receive similar compensation, benefits, reimbursement, indemnification and insurance coverage for her service as a director as the independent directors of the Company receive in connection with such service.  The Company’s non-employee director compensation program is described in further detail in its Proxy Statement for the 2021 Annual Meeting of Stockholders filed on March 17, 2021.

Except as described in this Current Report on Form 8-K, there are no transactions between Ms. Solis and the Company that would be reportable under Item 404(a) of Regulation S-K.

Ms. Solis and the Company will enter into an indemnification agreement requiring the Company to indemnify her to the fullest extent permitted under Delaware law with respect to her service as a director.  The indemnification agreement will be in substantially the form entered into with the Company’s other directors and executive officers and filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 7, 2013.

Ms. Solis has not yet been named as a member of any committee of the Board.

Item 7.01. Regulation FD Disclosure.

On January 24, 2022, the Company issued a press release announcing the appointment of Ms. Solis to the Board.  The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Press Release dated January 24, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

Date: January 24, 2022	By:	/s/ Steven L. Childers
Steven L. Childers
Chief Financial Officer